Employee Benefit Plans	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Employee Benefit Plans
13. Employee Benefit Plans
We have a defined-contribution plan in the United States intended to qualify under Section 401 of the Internal Revenue Code, or the 401(k) Plan. The 401(k) Plan covers substantially all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. We offer a safe harbor matching contribution in an amount equal to 100% of participating employee contributions to the plan up to 4% of the employee’s eligible compensation. During the years ended December 31, 2023, 2022, and 2021, we recorded $1.5 million, $1.1 million, and $0.8 million, respectively, of expenses related to the 401(k) plan.
Israeli Severance Pay
Pursuant to Israel’s Severance Pay Law, Israeli employees are entitled to severance pay equal to one month’s salary for each year of employment, or a portion thereof. We have elected to include our employees in Israel under Section 14 of the Severance Pay Law, under which these employees are entitled only to monthly deposits made in their name with insurance companies, at a rate of 8.33% of their monthly salary. These payments release us from any future obligation under the Israeli Severance Pay Law to make severance payments in respect of those employees; therefore, any liability for severance pay due to these employees, and the deposits under Section 14 are not recorded as an asset in the consolidated balance sheets. During the years ended December 31, 2023, 2022, and 2021, we recorded $4.2 million, $4.5 million, and $3.8 million, respectively, in severance expenses related to these employees.